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                                                                    Exhibit 23.3



              Consent of Ernst & Young LLP, Independent Auditors



We consent to the incorporation by reference in the Registration Statements (Forms S-8) pertaining to the 1996 Stock Option Plan of Boston Communications Group, Inc. of our report dated April 19, 1996, with respect to the financial statements of Voice Systems Technology Inc. included in the Boston Communications Group, Inc.'s Registration Statement (Form S-1 No. 333-4128) filed with the Securities and Exchange Commission.




August 26, 1996
Philadelphia, Pennsylvania